Exhibit 10.10

AMENDMENT I


TO OFFICE LEASE AGREEMENT BY AND BETWEEN
Spruce Tree Centre L.L.P.
and
Image Sensing Systems, Inc.



On this 8th day of June 1995 and in consideration of mutual promises and performances by the parties Spruce Tree Centre L.L.P. (Lessor), successor to Bradley Real Estate Trust, and Image Sensing Systems, Inc. (Tenant), the parties hereby amend the Office Lease Agreement (Lease) dated January 14, 1994 between Lessor and Tenant for Premises at Spruce Tree Centre, 1600 University Avenue, St. Paul, Minnesota as follows:

1. Page 1, Paragraph 1 of the Lease, entitled Premises and Terms, is amended to provide that the Premises shall be changed from Suite 500, containing 5,210 rentable square feet, to Suites 500 and 420, containing 5,210 rentable square feet and 2,731 rentable square feet respectively. Page 1, Paragraph 1 of the Lease is amended to provide that the ten-n of the lease shall be three (3) years commencing on July 1, 1995 and ending on June 30, 1998.

2. Paragraph 3A of the Lease, entitled Base Rent, is amended to provide that the Base Rent shall include 5,210 rentable square feet in Suite 500 and 2,731 rentable square feet in Suite 420. Accordingly, this new Base Rent shall be $100,612.47 annually.

3. Lessor shall pay for improvements to Suite 500 in an amount not to exceed $15,000.00 and to Suite 420 not to exceed $19,800.00 according to the description and specifications set forth in the mutually-approved plans attached as Exhibits 1 & 2 and made parts hereof.

         As said Exhibits I & 2 indicate total improvement costs to be $17,412.00 for Suite 500 and $21,782.00 for Suite 420, Tenant is responsible for the amounts exceeding Lessor's portion of improvement costs as defined above.

4. Lessor shall deliver Suite 420 to Tenant on or about July 1, 1995, after Lessor notifies Tenant that Suite 420 is completed and ready for occupancy. Tenant shall take possession within 48 hours of this notification. The revised Base Rent, as defined above in Article 2, shall commence from the possession of Suite 420 or July 1, 1995, whichever is later.

5. Should the Tenant refuse to take possession of Suite 420 under the terms and conditions of this Lease Amendment, such refusal shall be considered an Event of Default under the Lease and Lessor shall have all available legal remedies for the legal enforcement of the Lease and this Lease Amendment including, but not limited to, specific performance and damages under the Lease as amended.

6. Tenant shall have first right of refusal for Suite 505, containing 2,815 rentable square feet, Suite 510, containing 1,936 rentable square feet; the vacant bay east of Suite 420 containing 1,050 useable/1,027.5 rentable square feet; and the 94 square feet (useable) adjacent to Suite 420 in the plans attached as Exhibit 3 and made a part hereof. Upon written notice, Image Sensing Systems, Inc. shall have ten (10) business days to advise Spruce Tree Centre L.L.P. of its intention to lease Suite 505, Suite 5 1 0, the vacant bay east of Suite 420 and/or the 96 square feet adjacent to Suite 420.

7. Tenant may, at its option, substitute Suite 505 for Suite 420 on or before December 1, 1995, should Suite 505 become available. Base Rent for this purpose shall be $12.67 per rentable square foot. An improvement allowance for this purpose, provided by Lessor, shall be $8.00 per useable square foot for either Suite 420 or Suite 505.

8. To the extent not specifically amended or modified above, all terms and conditions of the Lease shall remain in full force and effect.

         The Exhibits attached to this Lease Amendment (Exhibit 1, consisting of three pages; Exhibit 2, consisting of three pages; and Exhibit 3, consisting of two pages) are hereby declared to be part of this Lease Amendment to the same extent and in the same manner as if the provisions thereof were actually embodied in this Lease Amendment.

         IN WITNESS WHEREOF, the Lessor and Tenant have duly signed and sealed these presents the day and year first hereinbefore written.



LESSOR:
Spruce Tree Centre L.L.P.

By: /s/ Michael A. Koch
Its: Agent


TENANT:
Image Sensing Systems, Inc.

By: signature illegible
Its: Vice President
By: ________________________
Its: _______________________